                                                                   EXHIBIT 99.01

                          SECURITIES PURCHASE AGREEMENT

            SECURITIES PURCHASE AGREEMENT, made and entered into as of this 17th day of June, 2005 (the "Agreement"), by and between Xechem International,  Inc.,
a  New  Jersey  corporation  ("Xechem")  and  CepTor  Corporation,   a  Delaware
corporation (the "Company").

                                   WITNESSETH:

            WHEREAS,  the parties entered into the CepTor Agreement on March 31,
2004 (the  "Original  Agreement") to provide a mechanism for among other things, facilitating the independent  financing of the Company, and a means of liquidity for Xechem.

            WHEREAS,  the parties  entered into a First  Amendment to the CepTor
Agreement in April 2004 (the "First Amendment") in order to further the purposes of  the  Original  Agreement  by  adding  to and  modifying  certain  terms  and provisions of the Original Agreement.

            WHEREAS,  the parties entered into a Second  Amendment to the CepTor
Agreement on December 9, 2004 ( the "Second  Amendment"  and  together  with the
Original  Agreement  and the  First  Amendment,  the  "Agreements")  in order to further amend the Original Agreement and the First Amendment.

            WHEREAS, in accordance with the foregoing,  Xechem desires to cancel the Agreements and to sell to the Company,  and the Company desires to purchase, all upon the terms and subject to the  conditions  set forth in this  Agreement,
2,886,563  shares of the Company's common stock, par value $.0001 per share (the
"Common Stock", and such shares, the "Shares").

            Capitalized  terms used herein and not otherwise  defined shall have the same meaning as set forth in the Agreements.

            NOW  THEREFORE,  in  consideration  of the  premises  and  covenants contained herein, the parties agree as follows:

            1. SALE OF STOCK.

               1.1 Xechem hereby sells,  and the Company hereby  purchases,  the
Shares.

               1.2 From  time to time,  Xechem  hereby  agrees  to  execute  and deliver any such certificates,  instruments or documents,  and to do and perform such other  further  acts as shall be deemed  necessary,  in order to effect the transfer of the Shares pursuant to this Agreement.

               1.3 The  aggregate  purchase  price for the  Shares  shall be Two
Million  Three  Hundred Nine  Thousand Two Hundred Fifty Dollars and Forty Cents
($2,309,250.40)  in cash,  plus  other  good  and  valuable  consideration  (the
"Purchase  Price")  payable  by wire  transfer  to Xechem  pursuant  to the wire transfer instructions set forth in EXHIBIT A hereto.

            2.  REPRESENTATIONS AND WARRANTIES OF XECHEM.  Xechem represents and warrants to the Company as follows:

               2.1  OWNERSHIP  OF SHARES.  Except as set forth on  Schedule  2.1 hereto,  the Shares are solely owned by Xechem,  validly issued,  fully paid and non-assessable and are free and clear of any items and all liens,  encumbrances, claims,  charges  and  assessments  and subject to no  options,  agreements,  or restrictions with respect to transferability.

               2.2 ORGANIZATION AND AUTHORIZATION.  Xechem is a corporation duly organized,  validly existing and in good standing under the laws of the State of
New Jersey and has all requisite  power,  legal  capacity and authority to enter into this Agreement,  and to assume and perform its obligations hereunder.  This
Agreement  when duly executed and  delivered by Xechem will  constitute a legal, valid and binding  obligation  of Xechem,  enforceable  against it in accordance with  its  terms,  except  as  the  enforceability  thereof  may be  limited  by applicable bankruptcy, insolvency,  reorganization,  moratorium or other similar laws affecting  creditors'  rights generally or by the principles  governing the availability of equitable remedies.

               2.3  APPROVALS  AND  CONSENTS.  No action,  approval,  consent or authorization,  including, but not limited to, any action, approval,  consent or authorization  by any  governmental or  quasi-governmental  agency,  commission, board, bureau, or instrumentality is necessary or required as to Xechem in order to constitute this Agreement as a valid,  binding and enforceable  obligation of
Xechem in accordance with its terms.

               2.4 NO  CONFLICTS;  ABSENCE OF DEFAULT.  Neither  the  execution, delivery and  performance of this Agreement by Xechem,  nor the  consummation by
Xechem of the transactions  contemplated  hereby and thereby,  nor compliance by
Xechem with the provisions  hereof and thereof will (i) conflict with or violate
Xechem's Certificate of Incorporation or Bylaws or (ii) conflict with or violate any law,  administrative  regulation  or rule or court order,  writ  judgment or decree applicable to Xechem or (iii) breach,  conflict with,  violate or cause a default under any material contract, license or agreement, permit, instrument or obligation to which Xechem or any of its assets is or may be bound. There are no corporate,  contractual,  statutory or other  restrictions  of any kind upon the power and  authority  of Xechem to execute and  deliver  this  Agreement  and to consummate the transactions contemplated hereunder.

               2.5   SOLVENCY.   After   giving   effect  to  the   transactions
contemplated by this Agreement, and subject to currently contemplated financing,
Xechem  will be  solvent.  Xechem will not fail to be solvent as a result of the execution  and  delivery  of  this  Agreement  or any of the  other  agreements, documents  or  instruments  to  which  it is a  party  or  as a  result  of  the transactions contemplated hereunder.

               2.6  REPRESENTATIONS  AND WARRANTIES OF THE COMPANY.  The Company
represents  and  warrants  that the  Company is a  corporation  duly  organized, validly  existing and in good  standing  under the laws of the State of Delaware and has all  requisite  power,  legal  capacity and authority to enter into this
Agreement and to assume and perform its  obligations  hereunder.  This Agreement when duly executed and delivered by the Company will  constitute a legal,  valid and  binding  obligation  of the  Company,  enforceable  against  the Company in accordance with its terms,  except as the enforceability  thereof may be limited by  applicable  bankruptcy,  insolvency,  reorganization,  moratorium  or  other similar  laws  affecting  creditors'  rights  generally  or  by  the  principles governing the availability of equitable remedies.

                                       2

            3. COVENANTS OF XECHEM.  (a) Xechem hereby agrees that it shall only sell the 500,000  shares  that it holds on the date hereof  after the closing of the transactions  contemplated hereby (the "Remaining Shares"),  which Remaining
Shares are being registered pursuant to the Company's  registration statement on
Form SB-2 (the "Registration Statement"),  pursuant to the terms of this Section
3.

               (b) Xechem agrees that,  notwithstanding the effectiveness of the
Registration  Statement,  Xechem  shall only sell the  Remaining  Shares in such quantities  and at such times as would be  permissible  if such  shares were not registered and were still subject to the restrictions of Rule 144, assuming that the one year holding  period for the shares owned by Xechem were satisfied as of the  date  of the  effectiveness  of the  registration  statement,  if  declared effective  prior to the first  anniversary of the acquisition of those shares by
Xechem (to ensure that it could sell  registered  shares before the actual first anniversary).

            4. TERMINATION OF AGREEMENTS. The Agreements are hereby terminated.

            5. SURRENDER OF OPTIONS. As additional consideration for the Shares,
William Pursley,  the Company's Chief Executive  Officer,  hereby agrees, at the direction of Xechem,  to surrender his options to purchase  43,000,000 shares of the common stock, par value $ .00001 per share, of Xechem.

            6. GENERAL PROVISIONS.

               6.1  ENTIRE  AGREEMENT.  This  Agreement  constitutes  the entire agreement  between  the  parties  hereto  with  respect  to the  subject  matter contained  herein and supersedes all prior oral or written  agreements,  if any, between the parties  hereto with respect to such subject  matter and,  except as otherwise  expressly  provided herein,  is not intended to confer upon any other person any rights or remedies hereunder.  Any amendments hereto or modifications hereof must be made in writing and executed by each of the parties hereto.

               6.2  WAIVER.  Any failure by Xechem or the Company to enforce any rights hereunder shall not be deemed a waiver of such rights.

               6.3  GOVERNING  LAW.  This  Agreement  shall be governed  by, and construed in accordance  with,  the laws of the State of New York without giving effect to conflict of laws principles.

               6.4 BINDING  EFFECT;  ASSIGNMENT.  This Agreement and the various rights and  obligations  arising  hereunder shall inure to the benefit of and be binding upon Xechem and the Company and their respective successors and assigns.

               6.5 EXPENSES.  All costs and expenses incurred in connection with this  Agreement and the  transactions  contemplated  hereby shall be paid by the party incurring such costs and expenses.

                                       3

               6.6  HEADINGS.   The  headings  or  captions  contained  in  this
Agreement  are for  reference  purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

               6.7  COUNTERPARTS.  This Agreement may be executed in two or more counterparts,  each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                           [SIGNATURE PAGE TO FOLLOW]

                                       4

            IN WITNESS  WHEREOF,  the parties  have caused this  Agreement to be executed as of the day and year first above written.

                                     XECHEM:

                                     XECHEM INTERNATIONAL, INC.

                                     By: /s/ Dr. Ramesh Pandey
                                         ---------------------------------------
                                     Name:   Dr. Ramesh Pandey
                                     Title:  President and Chief Executive Officer

                                     COMPANY:

                                     CEPTOR CORPORATION

                                     By: /s/ William Pursley
                                         ---------------------------------------
                                         Name:   William Pursley
                                         Title:  Chairman and Chief Executive
                                                 Officer

As to Sections 4 and 5 only:

/s/ William Pursley
------------------------
William Pursley